                                                                   Exhibit 10.24


                                                                  EXECUTION COPY


          ***********************************************************





                      INTERIM LOAN AND SECURITY AGREEMENT




                            Dated as of June 7, 1995




                                    between




                PRUDENTIAL SECURITIES REALTY FUNDING CORPORATION




                                      and




                        DVI BUSINESS CREDIT CORPORATION





          ***********************************************************

                               TABLE OF CONTENTS

                                                                                                     Page
                                                                                                     ----
Section 1.     The Loan   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       1

Section 2.     Terms and Conditions for Advances  . . . . . . . . . . . . . . . . . . . . . . . .       5

Section 3.     Purpose of Advance   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       8

Section 4.     Secured Obligations  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       8

Section 5.     Representations and Warranties   . . . . . . . . . . . . . . . . . . . . . . . . .       9

Section 6.     Rights of Lender; Limitations on
               Lender's obligations   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      15

Section 7.     Certain Covenants  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      16

Section 8.     Repayment of the Loan If Provider Loan is
               Found Defective  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      18

Section 9.     Release of Provider Loan Files
               Following Payment of Secured Obligations   . . . . . . . . . . . . . . . . . . . .      18

Section 10.    Servicing  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      18

Section 11.    No Oral Modifications; Successors and
               Assigns  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      18

Section 12.    Reports  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      19

Section 13.    Events of Default  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      20

Section 14.    Remedies Upon Default  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      22

Section 15.    Indemnification and Expenses   . . . . . . . . . . . . . . . . . . . . . . . . . .      23

Section 16.    Power of Attorney  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      25

Section 17.    No Duty on Lender's Part   . . . . . . . . . . . . . . . . . . . . . . . . . . . .      25

Section 18.    Powers Coupled with an Interest  . . . . . . . . . . . . . . . . . . . . . . . . .      25

Section 19.    Severability   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      25

Section 20.    Notices  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      26

Section 21.    Certain Definitions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      26

Section 22.    Section Headings   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      28

Section 23.    No Waiver; Cumulative Remedies   . . . . . . . . . . . . . . . . . . . . . . . . .      28

                                                                                                     Page
                                                                                                     ----
Section 24.    Assignment   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      28

Section 25.    Counterparts   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      28

Section 26.    Hypothecation or Pledge of Collateral  . . . . . . . . . . . . . . . . . . . . . .      28

Section 27.    Integration of Terms   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      28

Section 28.    Business Day   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      29

Section 29.    Time   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      29

Section 30.    GOVERNING LAW; CONSENT TO JURISDICTION;
               AGREEMENT CONSTITUTES SECURITY AGREEMENT   . . . . . . . . . . . . . . . . . . . .      29


                                                             EXHIBITS:

Exhibit A:     Secured Note   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     A

Exhibit B-1:   Notice of Extension of Agreement   . . . . . . . . . . . . . . . . . . . . . . . .     B-1

Exhibit B-2:   Secured Note Endorsement (Extension of
               Termination Date)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     B-2

Exhibit C:     Opinion of Borrower's Counsel  . . . . . . . . . . . . . . . . . . . . . . . . . .     C-1

Exhibit D:     Notice of Borrowing  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     D-1

Exhibit E:     Notice of Extension of Maturity Date of
               Advance  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     E-1

Exhibit F:     Lender Account Notice  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     F-1

Exhibit G:     Guarantee of DVI INC   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     G-1

Exhibit H:     Weekly Reconciliation Report   . . . . . . . . . . . . . . . . . . . . . . . . . .     H-1




                                                             SCHEDULE

Schedule 1:    Provider Loan Schedule   . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     S-1

Schedule 2:    Borrower Recordings and Filings  . . . . . . . . . . . . . . . . . . . . . . . . .     S-2

Schedule 3:    Provider Loan Documents  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     S-3

         INTERIM LOAN AND SECURITY AGREEMENT, dated as of June 7, 1995 (as amended or otherwise modified from time to time, the "Agreement"), between PRUDENTIAL SECURITIES REALTY FUNDING CORPORATION, a Delaware corporation (the "Lender"), and DVI BUSINESS CREDIT CORPORATION, a Delaware corporation (the "Borrower").

         WHEREAS, the Borrower wishes to obtain interim financing to fund certain loans (the "Provider Loans") made by the Borrower to several health care companies and service providers listed on Schedule 1 hereto (each a "Provider" and collectively, the "Providers") secured by certain health care account receivables payable by various obligors including without limitation Medicaid, Medicare, other health care providers, insurance companies, health maintenance organizations, and prepaid health care plans (the "Receivables"), each pursuant to a Revolving Loan and Security Agreement listed on Schedule 1 hereto (each a "Provider Loan Agreement"), and which Provider Loans shall secure the Advances (as defined herein) to be made by the Lender hereunder;

         NOW, THEREFORE, the Borrower and the Lender agree as follows:

         Section 1. The Loan. (a) Subject to the terms of this Agreement, the Lender agrees to lend to the Borrower from time to time an aggregate principal amount not to exceed at any one time outstanding 80% of the aggregate amount outstanding in respect of the Provider Loans (after giving effect to any simultaneous disbursements to the Providers on any given day); provided that at no time shall outstanding Advances hereunder exceed Five Million Five Hundred Thousand ($5,500,000) Dollars.

                 (b) Subject to Section 13, each outstanding Advance shall mature on, and the obligation of the Lender to make any Advances hereunder shall terminate, on August 31, 1995 (the "Termination Date"); provided that the Termination Date may be extended from time to time, in the sole and absolute discretion of the Lender, upon (i) the execution and delivery by the parties hereto of (A) a Notice of Extension of Agreement substantially in the form of Exhibit B-1 annexed hereto and (B) an Endorsement to the Secured Note, substantially in the form of Exhibit B-2 annexed hereto.

                 (c) On or prior to the execution and delivery of this Agreement, the Lender shall establish trust accounts titled PSRFC Lender Account Doctors Choice Home Medical Equipment of Cargo Inc., PSRFC Lender Account Coast Plaza Doctors Hospital, PSRFC Lender Account American Shared - Curacare and Curecare, Inc., PSRFC Lender Account Quality Long Term Care of Nevada, Inc. and PSRFC Lender Health Care

Servicers, Inc. (collectively these accounts are referred to herein as the Lender Account). The Borrower shall pay all fees incurred by the Lender in connection with the establishment, maintenance and operation of the Lender Account. It is the intention of the Lender and the Borrower that the Lender Account be deemed to be owned by the Lender, however, as a precautionary measure, the Borrower shall execute a letter in the form of Exhibit F hereto giving notice under the Uniform Commercial Code (the "UCC") of California of the Lender's security interest in such account and all amounts deposited therein to the depository institution maintaining such account (the "Lender Account Notice"). The Lender shall sweep deposits in each lockbox or blocked accounts the Borrower has established with the Providers pursuant to the Provider Loan Agreements (the "Provider Lockbox Accounts") to the appropriate subaccount of the Lender Account on a daily basis and in connection therewith, the Borrower shall be deemed to have represented and warranted during each day of this Agreement that in respect of such amounts:

                            (i) the Borrower had valid title thereto, subject to no other interest;

                           (ii)  such amounts do not exceed, as to any
         Provider, amounts owing under the related Provider Loan Agreement; and

                          (iii) the Borrower has or will credit the related Provider with a reduction in its loan balance with the Borrower in an amount equal to the amounts swept into the Lender Account in respect of such Provider.

                 (d) The Borrower shall provide notices to the depository institutions maintaining such Provider Lockbox Accounts of such sweep arrangements, which notices shall also notify such institutions of the Lender's security interest in the Borrower's right, title and interest in such Provider Lockbox Accounts (the "Sweep Notices").

                 (e) Subject to the terms hereof, the Borrower may request an Advance by either of the following methods:

                            (i) The Borrower may request funds from the Lender directly by giving the Lender written notice by no later than 11:00 a.m. two Business Days prior to the date on which an Advance is to be made (each such date on which an Advance is made, a "Funding Date") of the amount of the Advance to be advanced on such Funding Date by delivering to the Lender a Notice of Borrowing substantially in the form of Exhibit D attached hereto; provided that unless the Lender receives written notice of an Advance by 2:00 pm at least two Business Days prior to a Funding Date, the Lender will not guarantee receipt of funds by the Borrower before 5:30 pm on the Funding Date. The Lender shall not be liable to the Borrower for its inability to timely wire Advances to the Borrower in the instance that the Lender has funds on deposit with a financial institution sufficient to cover the amount of the Advance, but such financial institution does not have sufficient funds on deposit with the Federal Reserve System; or

                           (ii) The Borrower may request funds from the Lender Account. In connection therewith and with the other purposes provided in this paragraph (ii), the Lender hereby appoints the Borrower as its disbursing agent to make such withdrawals, subject to the terms and conditions of this Agreement. Such appointment is revocable at will by the Lender in its sole discretion and shall be deemed automatically revoked upon the occurrence of an Event of Default. Notwithstanding the foregoing, but subject to all other terms of this Agreement, the Borrower as disbursing agent may withdraw funds from the Lender Account as follows:

         (A) in reduction of amounts outstanding hereunder to the Lender; provided however that notice of any such repayment shall be given in writing to the Lender at least one Business Day prior to any repayment;

         (B) as an Advance for the purpose of financing the Provider Loans, provided that such amounts are wired directly to the Provider Accounts set forth on Schedule 1 to the Lender Notice; or

         (C) for general corporate purposes, provided that a report is delivered to the Lender by 11:30 a.m. on such day satisfactory in form and substance to the Lender setting forth such information as may be agreed upon by the Lender and the Borrower from time to time to evidence the Borrower's compliance with the terms of this Agreement. In the event the conditions to such withdrawal are satisfied, the Lender shall notify the depository bank at which the Lender Account is maintained by 3:30 p.m. on the day when a conforming request is received by the Borrower.

                 (f)     [Reserved]

                 (g) The Borrower shall pay to the Lender interest at a rate equal to the Base Rate (the "Base Rate" being the rate of interest announced from time to time by Morgan Guaranty Trust Company of New York or such other New York money center bank as may be designated by the Lender from time to time as its prime or base rate) as determined by the Lender and notified to the Borrower on the first business day of each week (or, in the sole discretion of the Lender following notice to the Borrower, on any business day) on the daily unpaid Advances. Interest shall be calculated on the basis of a 360-day year and paid for the actual number of days elapsed.

                 (h) Outstanding Advances are prepayable at any time without premium or penalty, in whole or in part. Any amounts prepaid shall be applied to repay the outstanding principal amount of any Advances (together with interest thereon) until paid in full. Amounts repaid may be borrowed in accordance with the terms of this Agreement.

                 (i) Subject to Section 13, interest on outstanding Advances is payable on the earlier of (i) the tenth day of each month (such day an "Interest Payment Date") and (ii) the Termination Date. In the event that an Advance is not repaid in full on the date when due, interest shall be payable thereafter on demand.

                 (j) The Advances shall be evidenced collectively by the secured promissory note of the Borrower in the form attached hereto as Exhibit A (the "Secured Note").

                 (k) Notwithstanding anything to the contrary in this Agreement, the Lender shall have no obligation to make any Advance hereunder if
(i) the Lender is unable, after good faith effort, to obtain a source of funds for the proposed Advance on substantially the same economic terms as are available to the Lender as of the date of this Agreement, or (ii) there shall have occurred any material adverse change in (A) the financial condition of the Lender, (B) the financial markets generally, or (C) the secondary market for Provider Loans. The Lender shall promptly notify the Borrower of any such determination by the Lender.

                 (l) If at any time (i) the outstanding principal amount of all outstanding Advances exceeds the sum of (A) all amounts then on deposit in the Lender Account and (B) 80% of the aggregate Loan Balance (as such term is defined in each Provider Loan Agreement or the unpaid principal balance of the Provider Loan if not so defined) of all Provider Loans, as determined by the Lender and notified to the Borrower on the third Business Day of each week (or, in the sole discretion of the Lender following notice to the Borrower, on any Business Day), or (ii) the required collateral coverage test in respect of any Provider Loan is out of compliance under the terms of the related Provider Loan Agreement (provided that the Lender may at its option make its own determination of the value of the related Receivables of such Provider in determining such compliance), the Borrower shall no later than one Business Day after receipt of notice of such excess, prepay outstanding

Advances (together with interest thereon) in part or in whole to the Lender such that, after giving effect to such prepayment, the Borrower is in compliance with the foregoing requirements. In addition, with respect to any Provider Loan, in the event that more than one monthly installment of such Provider Loan is delinquent as of the end of any calendar month, the Borrower shall prepay outstanding Advances in the amount of such installment.

                 (m) In the event that the Lender revokes the appointment of the Borrower as a disbursing agent pursuant to Section 1(e)(ii) herein prior to the occurrence of an Event of Default, the Borrower may request funds from the Lender Account by giving Lender written notice no later than 11:30 a.m. on any Business Day. Subject to the Section 2(b) conditions to Advances in the Agreement and the Lender's right to request reasonable verification that the Borrower is in compliance therewith, and the limitations set forth in Section 1(e)(i) with regard to availability of funds, the Lender shall notify the Borrower and the depository institution at which the Lender Account is maintained of its approval or disapproval of such withdrawal to the Borrower by 3:30 pm on such date that the Notice of Borrowing is received.

                 Section 2. Terms and Conditions for Advances. (a) Prior to making the initial Advance, the following conditions precedent shall have been satisfied:

                           (i)   subject to Section 2(c) all documents
         (including, without limitation, the financing statements and notices described in Section 5(a)(xvi), the Lender Notice, and the Sweep Notices required to be filed, registered or recorded with respect to the Collateral (as defined in Section 4 hereof) in order to grant or perfect the security interests therein hereunder, shall have been properly filed, registered or recorded in each office in each jurisdiction required in order to create in favor of the Lender a first perfected security interest in the Collateral, or shall have been delivered to Lender for filing;

                          (ii) the Borrower shall have delivered to the Lender a Provider Loan Schedule and all other documents that it is required to deliver under this Agreement, with respect to the Provider Loans being pledged on such Funding Date. "Provider Loan Schedule" means a schedule of Provider Loans to be attached hereto as Schedule 1, setting forth the following information as to each Provider Loan pledged to the Lender hereunder: (A) the Provider name,;(B) the original number of months to maturity and the number of months remaining to maturity from the date of such Provider Loan Schedule;
         (iii) the Provider Loan interest rate; (iv) the Maximum Loan percentage set forth in the Provider Loan Agreement; (v) the principal balance of the Provider Loan as of the close of business on the date of such Provider Loan Schedule, and (vi) the Commitment Amount/Maximum Loan Amount under the Provider Loan;

                         (iii)   one or more releases, and such other
         instruments as shall be requested by the Lender, in each case in form and substance satisfactory to the Lender, from any lender or other person or entity having a lien on or security interest in the Provider Loans or Receivables to be financed with the proceeds of the Advance being made on such Funding Date, which releases and other instruments shall release all liens or security interests in favor of such lender or other person or entity and terminate any filings of record with respect to the specific Provider Loans to be financed with the proceeds of the Advance being made on such Funding Date;

                          (iv) the Lender shall have received (A) a legal opinion from counsel to the Borrower, in form and substance satisfactory to the Lender substantially in the form of Exhibit C with such exceptions as are acceptable to the Lender, (B) the Secured Note (as defined herein), duly executed and delivered by the Borrower, (C) a Guarantee of DVI Inc., substantially in the form of Exhibit G attached hereto (as amended, supplemented or otherwise modified from time to time, the "Guarantee"), duly executed and delivered by DVI Inc., (D) certified copies of the certificate of incorporation of the Borrower and the Guarantor, (E) copies of certificates of good standing of the Borrower and the Guarantor from the State of Delaware dated not more than 10 Business Days from the initial Funding Date,
         (F) certificates of secretaries of the Borrower and the Guarantor, (G) certificates of officers of the Borrower and the Guarantor and (H) delivery of the instrument, as such term is defined in the UCC, referred to in Section 5(b)(xiv) to Bankers Trust Company of California, N.A.; and

                           (v) any general conditions for the making of Advances, specified in part (b) below, have been satisfied and will continue to be satisfied if such Advance is made.

                 (b) Prior to making any Advance, the following terms and conditions shall have been satisfied for all Advances:

                           (i) the representations and warranties of the Borrower in Section 5 hereof shall he true and correct on and as of such Funding Date as if made on and as of such date;

                          (ii) no Default or Event of Default shall have occurred and be continuing or would exist after the making of the Advance on such Funding Date;

                         (iii) if requested by the Lender, the Lender shall have conducted a due diligence review of files relating to the Provider Loans being pledged in connection with the Advance being made on such Funding Date, the results of which shall have been satisfactory to the Lender; and

                          (iv) there shall not have been any materially adverse change in the business, operations, financial condition, properties or prospects of the Borrower or any subsidiary of the Borrower, in each case as determined by the Lender in its sole discretion, or the existence of any other condition which, in the Lender's sole determination, constitutes a material impairment of the Borrower's ability to perform its obligations under this Agreement or under the Secured Note.

                 (c) On or before June 21, 1995, the Lender shall have received from the Borrower, in form and substance acceptable to the Lender and its legal counsel:

                            (i) legal opinions addressed to the Lender stating that the security interest of the Lender in the Collateral is a fully-perfected first priority security interest; and

                           (ii) (A) a legal opinion that the provisions of the Provider Lockbox Agreements and the provisions of this Agreement with respect to Receivables payable by Medicaid and Medicare comply with applicable Federal and California law or (B) such modifications to the Provider Lockbox Agreements as shall be acceptable to the Lender;

                          (iii) notices from each Provider to its respective insurance company payors of a Receivable under a Provider Loan Agreement reflecting (1) the assignment for security of such Receivable to the Borrower and (2) the subsequent assignment of such interest to the Lender which notice complies with the requirements of California UCC Section 9-302(h) or such other law as may be applicable thereto; and

                           (iv) notices to the depository institutions maintaining each Provider Lockbox Account (A) from each Provider stating that the Provider has granted the Borrower a first perfected security interest in such account and (B) from the Borrower stating that the

         Borrower has granted the Lender a perfected security interest in its interest in such account.

The Lender shall review such deliveries and notify the Borrower of its determination of whether such deliveries are satisfactory by the end of the second Business Day following receipt thereof. In the event that the Borrower has not delivered the foregoing items by the time set forth herein or the Lender determines that such deliveries do not comply with the terms hereof, the Lender shall not be required to make any new Advances hereunder.

                 Section 3. Purpose of Advance. Each Advance shall be used to finance the Provider Loans identified to the Lender in writing on the Provider Loan Schedule, as such Provider Loan Schedule may be amended from time to time.

                 Section 4. Secured Obligations. The documents and instruments now existing or hereafter created evidencing and relating to the Provider Loans (the "Provider Loan Documents"), all rights of the Borrower thereunder, including, without limitation, (i) all payments made to the Borrower by the Providers in respect of the Provider Loans, (ii) all rights of the Borrower thereunder in and to the Receivables and other assets that are or may become collateral for each Provider Loan, including cash, all present and future accounts, accounts receivable, contract rights, instruments, chattel paper, general intangibles, credits, claims, demands and any other obligations of any kind, whether now or hereafter existing, arising out of or in connection with the sale or lease of goods in the rendering of services or otherwise, all as may have been provided by any Provider to the Borrower, (iii) the Provider Lockbox Accounts and any other lockbox accounts and blocked accounts, and all amounts deposited therein and in the Lender Account (including all the accounts comprising the Lender Account), (iv) all guarantees executed in conjunction with the Provider Loans, (v) all books and records (including, without limitation, computer records, tapes and other computer storage media) relating to any of the foregoing, (vi) any of the foregoing not in existence today but hereafter created pursuant to or subject to the security interest of the Provider Loan Documents and (vii) any proceeds of any of the foregoing including insurance proceeds (collectively, the "Collateral") are collateral securing the Secured Obligations (as defined herein) to the Lender. The Lender Account (including all the accounts comprising the Lender Account) shall also be deemed to be Collateral to the extent set forth in Section 1(c). The Borrower hereby pledges and grants a security interest in all of its respective right, title and interest in and to the Collateral to the Lender to secure the repayment of principal of, and interest on, the Advances and all other amounts owing to the Lender hereunder (collectively, the "Secured Obligations"). The Borrower agrees to mark its computer records and tapes to evidence the security interests granted to Lender hereunder.

                 Section 5. Representations and Warranties. (a) The Borrower represents and warrants to the Lender as of the date hereof and throughout the term of the Agreement that:

                           (i) It has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Delaware;

                          (ii) It is duly licensed as a licensee or is otherwise qualified in California and each other state in which it transacts business and is not in violation of any such state's applicable laws, rules and regulations. It has the requisite power and authority and legal right to own and grant a lien on all of its right, title and interest in and to the Collateral, and to execute and deliver, engage in the transactions contemplated by, and perform and observe the terms and conditions of, this Agreement and the Secured Note;

                         (iii) At all times after a Provider Loan has been listed on the Provider Loan Schedule and until payment in full of the principal of, and interest on, the Advances, the Borrower will not commit any act in violation of applicable laws, or regulations promulgated pursuant thereto;

                          (iv) It is solvent and is not in default under any mortgage, borrowing agreement or other instrument or agreement pertaining to indebtedness for borrowed money, and the execution, delivery and performance by it of this Agreement and the Secured Note do not conflict with any term or provision of (A) its certificate of incorporation or by-laws or (B) any law, rule, regulation, order, judgment, writ, injunction or decree applicable to any of them of any court, regulatory body, administrative agency or governmental body having jurisdiction over it or its assets and will not result in any violation of any such mortgage, instrument or agreement;

                           (v) All financial statements or certificates of the Borrower or any of its officers furnished to the Lender are true and complete and do not omit to disclose any material liabilities or other facts relevant to the Borrower's condition. All such financial statements have been prepared in accordance with generally accepted accounting principles. No financial statement or other financial information as of a date later than March 31, 1995 has been furnished by the Borrower to any lender that has not been furnished to the Lender;

                          (vi) The Borrower has filed all federal, state and local tax returns required to be filed by it and has not failed to pay any taxes, or interest and penalties relating thereto, on or before the due dates thereof;

                         (vii) The execution and delivery by the Borrower of this Agreement and the performance by it hereunder will not violate any provision of law and will not conflict with or result in a breach of any order, writ, injunction, ordinance, resolution, decree or other similar document or instrument of any court or governmental authority, bureau or agency, domestic or foreign, or any certificate of incorporation or by-laws of the Borrower, or create (with or without the giving of notice or lapse of time, or both) a default under or breach of any agreement, bond, note or indenture to which the Borrower is a party, or by which it is bound or any of its properties or assets is affected, or result in the imposition of any lien of any nature whatsoever upon any of the properties or assets owned by or used in connection with the business of the Borrower, except for the liens created and granted pursuant to this Agreement.

                        (viii) Neither the Borrower nor any affiliate of the Borrower is in default under any agreement, ordinance, resolution, decree, bond, note, indenture, order or judgment to which it is a party or by which it is bound, or any other agreement or other instrument by which any of the properties or assets owned by it could or used in the conduct of its business is affected, which default could have a material adverse effect on the business, operations, financial condition or properties of the Borrower or any affiliate or in the ability of the Borrower to perform its obligations under this Agreement. The Borrower and each affiliate has complied and is in compliance in all respects with all applicable laws, ordinances and regulations, resolutions, ordinances, decrees and other similar documents and instruments including without limitation, 42 U.S.C. 1396(a)(32) and 42 U.S.C. 1395g(C), non-compliance with which could have a material adverse effect on the business, operations, financial condition or properties of the Borrower or any affiliate or the Guarantor or on the ability of the Borrower or any affiliate or the Guarantor to perform its obligations under this Agreement.

                          (ix) There is no action, preceding or investigation pending or, to the best of its knowledge, threatened against it before any court, administrative agency or other tribunal (i) asserting the invalidity of this Agreement or the Secured Note, (ii) seeking to prevent the consummation of any of the transactions contemplated by this Agreement or the Secured Note, or

         (iii) which might materially and adversely affect the validity of the Provider Loans or the performance by the Borrower of its obligations under, or the validity or enforceability of, this Agreement or the Secured Note;

                           (x) There has been no material adverse change in the business, operations, financial condition, properties or prospects of the Borrower since March 31, 1995;

                          (xi) This Agreement and the Secured Note have each been duly authorized, executed and delivered by the Borrower, all requisite corporate action having been taken in respect of same, and each is legal, valid, binding and enforceable against the Borrower in accordance with its terms;

                         (xii) The Borrower's principal place of business and chief executive office is at 4041 MacArthur Blvd., Suite 401, Newport Beach, CA 92660;

                        (xiii) The transfer, assignment and conveyance of the Provider Loans and the Provider Loan Documents by the Borrower pursuant to this Agreement is not subject to the bulk transfer or any similar statutory provisions in effect in any applicable jurisdiction;

                         (xiv) The Provider Loans were originated by the Borrower, and the origination and collection practices used by the Borrower with respect to each Provider Loan have been in all respects legal, proper, prudent and customary in the health care financing business;

                          (xv) The security interests granted pursuant to this Agreement constitute fully-perfected (subject to making the filings described in the succeeding sentence) first priority security interests in the Collateral in favor of the Lender. Not later than June 21, 1995 all filings and recordings of documents or instruments required to be made in respect of this Agreement in connection with the perfection of the security interests created hereby and listed on
         Schedule 2 hereto will be made;

                         (xvi) The Borrower has a perfected first priority security interest in the Receivables that are subject to the Provider Loans and in connection therewith has made UCC filings against each Provider at each office listed on Schedule 2 and except for such offices, there are no other offices at which it is necessary to make such filings;

                        (xvii) The Borrower represents and warrants that it has complied and is in compliance with the provisions of the Fair Labor Standards Act, including, without limitation, the minimum wage and overtime rules of that Act, and covenants that the Borrower will continue to comply with the provisions of such Act;

                       (xviii)   The provisions of the Provider Lockbox
         Agreements and the provisions of this Agreement with respect to Receivables payable by Medicaid and Medicare comply with applicable Federal and California law;

                         (xix) the Acknowledgement and Waiver dated June 7, 1995 from the Lender to NatWest Bank, N.A. ("NatWest") adequately describes the transactions set forth therein between NatWest and the Borrower and its affiliates;

                          (xx) (A) The Borrower does not have and has never had at any time an employee pension benefit plan which is covered by Title IV of the Employee Retirement Income Security Act of 1974 and the Regulations thereunder ("ERISA") or subject to the minimum funding standards under Section 412 of the Code and is either (i) maintained by the Borrower or any member of the Controlled Group for employees of the Borrower, or by the Borrower for any other member of such Controlled Group or (ii) maintained pursuant to a collective bargaining agreement or any other arrangement under which more than one employer makes contributions and to which the Borrower or any member of the Controlled Group is then making or accruing an obligation to make contributions or has within the preceding five plan years made contributions (a "Plan"), in connection with which there could arise a direct or contingent liability of the Borrower to the Pension Benefit Guaranty Corporation, the Department of Labor or the Internal Revenue Service. The Borrower is not a participating employer in any Plan under which more than one employer makes contributions, as described in Sections 4063 and 4064 of ERISA, or a multiemployer plan as defined in Section 4001(a)(3) of ERISA; and

                 (B) All references to the Borrower in this Agreement relating to ERISA shall be deemed to refer to the Borrower and all other entities which are, together with the Borrower, part of a Controlled Group. "Controlled Group" shall be defined as members of a controlled group of corporations and all trades or businesses (whether or not incorporated) under common control which, together with the Borrower, are treated as a single employer under Section 414(b), 414(c) or 414(m) of the Code and Section 4001(a)(2) of ERISA.

                 (b) With respect to every Provider Loan delivered or to be delivered to the Lender, the Borrower represents and warrants to the Lender that:

                           (i) The Provider Loan is evidenced by the Provider Loan Agreement and related documents attached hereto on Schedule 3 and such documents represent the complete agreement of the Borrower and the Provider with respect to the subject matter thereof, are true and complete and correct copies, and have not been amended;

                          (ii) Other than the Borrower's lien and the lien of this Agreement, neither the Collateral nor the Receivables are subject to any liens, charges, mortgages, participations, encumbrances, rights of others, or other liens released simultaneously with the Borrower's pledge of Collateral made herein;

                         (iii) The information in respect of the Provider Loan set forth on the related Provider Loan Schedule attached hereto as Schedule 1 is true and complete;

                          (iv) All requirements of applicable federal, state and local laws, and regulations thereunder, including, without limitation, usury laws, if any, in respect of the Provider Loan have been complied with in all material respects;

                           (v) Each Provider had the legal capacity to enter in the Provider Loan, duly authorized its execution and delivery, and each Provider Loan represents the legal, valid and binding payment obligation of the Provider thereunder, enforceable in accordance with its terms, subject to bankruptcy, insolvency and other laws (including, but not limited to principles of equity) affecting the rights of creditors generally;

                          (vi) No instrument of release or waiver has been executed in connection with the Provider Loan, and no borrower in respect of such Provider Loan has been released from its obligations thereunder, in whole or in part;

                         (vii) The Provider Loan is not subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury, and no such right of rescission, set-off, counterclaim or defense has been asserted with respect thereto;

                        (viii) There are no proceedings or investigations pending, or, to the best of Borrower's knowledge after due inquiry, threatened, before any court, regulatory body, administrative agency, or other tribunal or governmental instrumentality (A) asserting the invalidity of the Provider Loan, (B) asserting the bankruptcy or insolvency of a borrower under the Provider Loan, (C) seeking to prevent payment and performance of the Provider Loan, or (D) seeking any determination or ruling that might materially and adversely affect the validity or enforceability of the Provider Loan;

                          (ix)   The Borrower has duly fulfilled all
         obligations on its part to be fulfilled under or in connection with the Provider Loan and has done nothing to impair the rights of the Lender in the Provider Loan or payments with respect thereto;

                           (x)   There is no monetary default, breach,
         violation or event of acceleration existing under the Provider Loan, and no event has occurred which, with the passage of time or with notice, would constitute a monetary default, breach, violation or event of acceleration that has or will cause a prepayment of Advances made in respect of such Provider Loan pursuant to Section 13 of this Agreement; there is no nonmonetary default, breach, violation or event of acceleration existing under the Provider Loan, and no event has occurred which, with the passage of time or with notice, would constitute a non-monetary default, breach, violation or event of acceleration; and the Borrower has not waived any monetary or non-monetary default, breach, violation or event of acceleration in respect of the Provider Loan;

                          (xi) The Provider Loan was not originated in, nor is it subject to the laws of, any jurisdiction the laws of which would make unlawful the pledge, transfer or assignment of such document or any Collateral in respect thereof under this Agreement, including any sale in accordance with this Agreement;

                         (xii) Immediately after the pledge, assignment and transfer to the Lender as herein contemplated, all necessary action will have been taken (except as contemplated by Section 2(c) hereof) to grant a valid and enforceable first priority perfected security interest (to the extent the UCC is applicable thereto) in the Collateral (including the filing or amendment of UCC statements in all applicable jurisdictions) and all payments to become due thereunder and all rights of the Borrower in the Collateral, except for those subsequent liens which, by operation of law, take priority over a previously perfected security interest;

                        (xiii) (A) The Collateral has not been sold, transferred, assigned or pledged by the Borrower to any

         Person other than the Lender, except for liens released simultaneously with the grant of a security interest in favor of the Lender hereunder, (B) immediately prior to the pledge of the Collateral pursuant to Section 3 hereof, the Borrower was the sole owner of the Collateral and had good and marketable title thereto, free and clear of all liens and encumbrances, and (C) upon execution and delivery hereof by the Borrower, the Lender will have a first perfected security interest in all of the right, title and interest of the Borrower in and to the Collateral and the payments to become due thereunder, free and clear of all liens and encumbrances; and

                         (xiv) None of the Provider Loans are evidenced by instruments as such term is defined under the UCC, other than the Provider Loan under which American Shared-Curacare and Curacare, Inc. are Providers pursuant to a Loan and Security Agreement dated as of May 17, 1995.

                 Section 6. Rights of Lender; Limitations on Lender's obligations. (a) Anything herein to the contrary notwithstanding, the Borrower shall remain liable under each of the Provider Loans to which it is a party to observe and perform all the conditions and obligations to be observed and performed by it thereunder, all in accordance with and pursuant to the terms and provisions of each such Provider Loan. The Lender shall not have any obligation or liability under any Provider Loan by reason of, or arising out of, this Agreement or the receipt by the Lender of any payment relating to such Provider Loan pursuant hereto, nor shall the Lender be obligated in any manner to (i) perform any of the obligations of the Borrower under or pursuant to any Provider Loan, (ii) make any payment in connection with any Provider Loan,
(iii) make any inquiry as to the nature or the sufficiency of any payment received by it or as to the sufficiency of any performance by any party under any Provider Loan, (iv) present or file any claim or take any action to enforce any performance in connection with any Provider Loan, or (v) collect the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

                 (b) Upon the request of the Lender at any time after the occurrence and during the continuance of an Event of Default, the Borrower shall notify parties to the Provider Loans to which it is a party that the Provider Loans have been assigned to the Lender and that payments in respect thereof shall be made directly to the Lender or the designated agent of the Lender. The Lender may in its own name or in the name of others communicate with parties to the Provider Loans to verify with them to its satisfaction the existence or amount and terms of any Provider Loan.

                 Section 7. Certain Covenants. The Borrower covenants and agrees with the Lender that, from and after the date of this Agreement until the obligations of the Borrower hereunder and under the Secured Note are paid in full:

                 (a) At any time and from time to time, upon the written request of the Lender, and at the sole expense of the Borrower, the Borrower will promptly and duly complete and deliver such further instruments and documents and take such further actions, or cause the Providers to take such action, as the Lender may reasonably request for the purpose of obtaining or preserving the full benefits to the Lender of this Agreement and of the rights and powers herein granted to the Lender, including, without limitation, the filing of any financing or continuation statements under the Uniform Commercial Code in effect in any jurisdiction with respect to the security interests created hereby and the giving of notice of the respective interests of the Borrower and the Lender in Receivables to the insurance company payors thereof as provided in Section 2(c). The Borrower also hereby authorizes the Lender to file any such financing or continuation statement without the signature of the Borrower to the extent permitted by applicable law. A carbon, photographic or other reproduction of this Agreement shall be sufficient as a financing statement for filing in any jurisdiction.

                 (b) The Borrower will not, nor will it permit or allow others to, create, incur or permit to exist any lien, security interest or claim on or to the Collateral, other than the security interests created hereby. The Borrower will defend the Collateral against, and will take such other action as is necessary to remove, any lien, security interest or claim on or to the Collateral, other than the security interests created hereby, and the Borrower will defend the right, title and interest of the Lender in and to any of the Collateral against the claims and demands of all persons whomsoever.

                 (c) The Borrower will not, nor will it permit or allow others to, amend, modify, terminate or waive any provision of any Provider Loan to which the Borrower is a party in any manner which could reasonably be expected to materially adversely affect the value of the Provider Loan or the Collateral. The Borrower will not (i) fail to exercise promptly and diligently each and every material right which the Borrower may have under each Provider Loan (other than any right of termination) where the failure to so act could materially adversely affect the value of the Collateral, or (ii) fail to deliver to the Lender a copy of each material demand, notice or document received by it relating in any way to any Provider Loan.

                 (d) The Borrower will not, nor will it permit or allow others on its behalf, to establish a lockbox collection account, for the receipt of payments pursuant to the Provider Loans, with a financial institution other than one acceptable to the Lender in the exercise of its reasonable discretion nor will it terminate or modify any Sweep Notice or the location of any Provider Lockbox Accounts without the consent of the Lender.

                 (e) The Borrower will notify the Lender promptly, in reasonable detail, (i) of any lien or security interest (other than security interests created hereby, on, or claim asserted against, any of the Collateral,
(ii) of the occurrence of any other event which could reasonably be expected to have a material adverse effect on the aggregate market value of the Collateral or on the security interests; created hereunder, and (iii) of the existence of circumstances requiring the Borrower, or permitting the Lender to require the Borrower, to prepay the Advances pursuant to Sections 8(b) or 14 hereof.

                 (f) The Borrower will not change the location of its chief executive office/chief place of business or remove its books and records from the location specified in Section 5(a)(xii), or change its name, identity or corporate structure or use any business or trade names other than its legal name set forth in this Agreement, unless it shall have given the Lender at least 30 days prior written notice thereof.

                 (g) The Borrower shall permit the Lender to make or cause to be made (and, after the occurrence of and during the continuance of an Event of Default, at the Borrower's expense) inspections and audits of any books, records and papers of the Borrower and to make extracts therefrom and copies thereof, or to make inspections and examinations of any properties and facilities of the Borrower, on reasonable notice, at all such reasonable times and as often as the Lender may reasonably require, in order to assure that the Borrower is and will be in compliance with its obligations under this Agreement.

                 (h) The Borrower shall pay and discharge all of its obligations and liabilities, including, without limitation, all taxes, assessments and governmental charges upon its income and properties when due, unless and to the extent only that such obligations, liabilities, taxes, assessments and governmental charges shall be contested in good faith and by appropriate proceedings and that, to the extent required by generally accepted accounting principles then in effect, proper and adequate book reserves relating thereto are established by the Borrower, or, as the case may be, by the Guarantor, and then only to the extent that a bond is filed in cases where the filing of a bond is necessary to avoid the creation of a lien against any of its properties.

                 (i) The Borrower shall operate its business in such a manner that its representations and warranties in Section 5 hereto shall at all times be true and shall give the Lender prompt notice upon discovery that any of its representations in Section 5 hereof were not true when made or are no longer true.

                 (j) The Borrower will remit to the Lender Account within one Business Day of receipt any money it receives with respect to the Collateral.

                 Section 8. Repayment of the Loan If Provider Loan is Found Defective. (a) Upon discovery by the Borrower or the Lender of any breach of any of the representations and warranties listed in Section 2 or 5 hereof, the party discovering such breach shall promptly give notice of such discovery to the other.

                 (b) The Lender has the right to require, in its sole discretion, the Borrower to prepay the Advances in the amount of the unpaid principal balance of any Provider Loan which breaches one or more of the representations and warranties listed in Section 5(b) herein no later than one business day after notice from the Lender to the Borrower of the discovery of such breach.

                 Section 9. Release of Provider Loan Files Following Payment of Secured Obligations. Upon payment in full of the Advances the Lender shall execute and deliver such instruments of satisfaction (including UCC termination statements) as shall be necessary to terminate the Lender's security interest in any Provider Loan or Receivables which are Collateral for the Advances and the Lender shall have no further responsibility with respect to such Provider Loan or Receivables.

                 Section 10. Servicing. The Borrower shall service and administer the Provider Loans in accordance with due care and customary and prudent servicing procedures for loans of a similar type, in accordance with applicable law, and -- to the extent not inconsistent with the foregoing -- in the same manner in which it services other loans for its own account and, provided an Event of Default shall not have occurred hereunder, shall have full power and authority to do any and all things not inconsistent with the provisions of this Agreement which it may deem necessary or desirable in connection with such servicing and administration.

                 Section 11. No Oral Modifications; Successors and Assigns. No provision of this Agreement shall be waived or modified except by a writing duly signed by the authorized agents of the Lender and the Borrower. This Agreement shall be binding upon the successors and permitted assigns of the parties hereto.

                 Section 12.  Reports.  (a)    The Borrower shall provide the
Lender with a report in the form of Exhibit H on the first Business Day of each week with regard to the activity in the Lender Account during the prior week (a "Weekly Reconciliation Report").

                 (b) The Borrower will immediately forward to the Lender any Borrowing Base report, including any daily, weekly, or monthly borrowing base updates, as well as any other reports which it receives from a Provider pursuant to a Provider Loan and will enforce its rights under the Provider Loan agreements to receive such reports.

                 (c) The Borrower will furnish to the Lender from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral or evidencing compliance with the terms of this Agreement as the Lender may reasonably request, all in reasonable detail.

                 (d) The Borrower shall deliver to the Lender annually, as soon as available, but in any event within ninety (90) days after the last day of each of its fiscal years, a consolidating balance sheet of the Borrower as of such last day of the fiscal year, and consolidating statements of income and retained earnings and statements of cash flow, for such fiscal year, each prepared in accordance with generally accepted accounting principles consistently applied, in reasonable detail, and certified, by the chief financial officer of the Borrower, as fairly presenting the financial position and the results of operations of the Borrower as at and for the year ending on its date and as having been prepared in accordance with generally accepted accounting principles.

                 (e) The Borrower shall deliver to the Lender, as soon as available, but in any event within forty-five (45) days after the end of each of the Borrower's fiscal quarterly periods, a consolidating balance sheet of the Borrower as of the last day of such quarter and consolidating statements of retained earnings and statements of cash flow, for such quarter, and on a comparative basis figures for the corresponding period of the immediately preceding fiscal year, all in reasonable detail, each such statement to be certified in a certificate of the president or chief financial officer of the Borrower as accurately presenting the financial position and the results of operations of the Borrower as at its date and for such quarter and as having been prepared in accordance with generally accepted accounting principles consistently applied (subject to year-end audit adjustments).

                 (f) At the same time as it delivers the statements required under the provisions of Section 12(d) hereof, a certificate of the president or chief executive officer of the Borrower to the effect that no Event of Default hereunder and that no default under any other agreement to which the Borrower is a party or by which it is bound, or by which, to the best knowledge of the Borrower, any of its properties or assets, taken as a whole, may be materially affected, and no event which, with the giving of notice or the lapse of time, or both, would constitute such an Event of Default or default, exists, or, if such cannot be so certified, specifying in reasonable detail the exceptions, if any, to such statement.

                 (g) The Borrower shall immediately forward to the Lender all financial statements of the Providers, including quarterly audited financial statements, which it receives from the Providers and copies of any due diligence audits that the Borrower conducts on the Providers.

                 Section 13. Events of Default. Each of the following shall constitute an event of default ("Event of Default") hereunder (a "Default" being any of the following whether or not any requirement for the giving of notice, the lapse of time, or both, has been satisfied):

                 (a) Failure of the Borrower to make any payment of interest or principal or any other sum which has become due, whether by acceleration or otherwise, under the terms of the Secured Note, this Agreement or any other document evidencing or securing indebtedness of the Borrower to the Lender or failure of the Guarantor to make any payment under the Guarantee;

                 (b) Failure of the Borrower to prepay outstanding Advances when required to do so pursuant to Sections 1(l) or 8(b);

                 (c) Failure of the Borrower or the Guarantor to observe or perform any other agreement contained in this Agreement or the Guarantee, respectively, thirty (30) days after the occurrence of such failure to observe or perform such agreement;

                 (d) Any representation or warranty made or deemed made by the Borrower herein including in connection with any Weekly Reconciliation Report or in any other certificate, document, financial or other statement furnished at any time under, or in connection with, this Agreement (including without limitation, any Provider Schedule), or any representation or warranty made or deemed made by DVI Inc. in the Guarantee, shall prove to have been incorrect in any material respect on or as of the date made;

                 (e) Assignment or attempted assignment by the Borrower of this Agreement or any rights hereunder, without first obtaining the specific written consent of Lender, or the granting by the Borrower of any security interest, lien or other encumbrance on any Collateral to any person or entity other than the Lender;

                 (f) The filing by or against the Borrower or the Guarantor or any subsidiary of the Borrower of a petition for liquidation, reorganization, arrangement or adjudication as a bankrupt or similar relief under the bankruptcy, insolvency or similar laws of the United States or any state or territory thereof or of any foreign jurisdiction; the failure of the Borrower or the Guarantor or any such subsidiary to secure dismissal of any such petition filed against it within thirty (30) days of such filing; the making of any general assignment by the Borrower or the Guarantor or any subsidiary of the Borrower for the benefit of creditors; the appointment of a receiver or trustee for the Borrower or the Guarantor or any subsidiary of the Borrower, or for any part of the Borrower's or the Guarantor's or any such subsidiary's assets; the institution by the Borrower or the Guarantor or any subsidiary of the Borrower or the Guarantor of any other type of insolvency proceeding (under the Bankruptcy Code or otherwise) or of any formal or informal proceeding, for the dissolution or liquidation of, settlement of claims against, or winding up of the affairs of, the Borrower or the Guarantor or any such subsidiary; the institution of any such proceeding against the Borrower or the Guarantor or any subsidiary of the Borrower if the Borrower or the Guarantor or such subsidiary shall fail to secure dismissal thereof within thirty (30) days thereafter; the consent by the Borrower or the Guarantor or any subsidiary of the Borrower to any type of insolvency proceeding against the Borrower or the Guarantor or such subsidiary (under the Bankruptcy Code or otherwise); the occurrence of any event or existence of any condition which could be the ground, basis or cause for any proceeding or petition described in this Section 13(f);

                 (g) Any materially adverse change in the business, operations, financial condition, properties or prospects of the Borrower or the Guarantor, in each case as determined by the Lender in its sole discretion, or the existence of any other condition which, in the Lender's sole determination, constitutes an impairment of the Borrower's ability to perform its obligations under this Agreement or under the Secured Note or the Guarantor's obligations under the Guarantee;

                 (h) Failure by the Borrower to service and administer the Provider Loans in substantial compliance with the servicing requirements set forth in Section 10 hereof; provided that an Event of Default shall not be declared under this subsection (h) until after the Lender has delivered to the Borrower written notice of its intention to declare an Event of Default specifying such noncompliance and the action to be undertaken to remedy same, and such default remains uncured for five Business Days;

                 (i) The Guarantee ceases to be in full force and effect, or any party thereto so asserts in writing; or

                 (j) Failure of the Borrower to comply with the provisions of Section 2(c) within the time periods set forth therein.

                 Section 14. Remedies Upon Default. (a) The Borrower shall promptly give notice to the Lender of the occurrence of any Event of Default or any event that would constitute a material adverse change in the condition, financial or otherwise, in the operations of the Borrower. Upon the occurrence of one or more Events of Default, the Lender may immediately declare the principal amount of outstanding Advances then outstanding under the Secured Note to be immediately due and payable, together with all interest thereon and fees and expenses accruing under this Agreement and terminate the obligation of the Lender to make Advances hereunder; provided that upon the occurrence of the Event of Default referred to in Subsection 13(f), such amounts shall immediately and automatically become due and payable without any further action by any person or entity. Upon such declaration or such automatic acceleration, the balance then outstanding on the Secured Note shall become immediately due and payable, and the obligation of the Lender to make Advances hereunder shall terminate, without presentation, demand or further notice of any kind to the Borrower.

                 (b) Upon the occurrence of one or more Events of Default, the Lender shall have the right to obtain physical possession of all files of the Borrower relating to the Collateral and all documents relating to the Collateral which are then or may thereafter come in to the possession of the Borrower or any third party acting for the Borrower and the Borrower shall deliver to the Lender such assignments of contract as the Lender shall request. The Lender shall be entitled to specific performance of all agreements of the Borrower contained in this Agreement.

                 (c) Upon the occurrence of one or more Events of Default, the Lender shall have the right to service the Provider Loans and to collect and receive all further payments

(including prepayments) made on or in respect of the Collateral (except that in respect of Receivables the obligors of which are governmental entities that restrict collections by any party other than the Provider except by court order or are subject to other such similar restrictions the Lender shall comply with applicable laws then in force with respect to such Receivable), and if any such payments are received by the Borrower, the Borrower shall not commingle such payments received with other funds of the Borrower, shall keep such payments segregated from all other funds of the Borrower and shall promptly (and in no event later than the next Business Day following receipt thereof) pay such payments over to the Lender. In addition, the Lender shall have the right to dispose of the Provider Loans and the Collateral as provided herein, or as provided in the other documents executed in connection herewith, or in any other commercially reasonable manner, or as provided by law. The Lender shall be entitled to sell any or all of such Provider Loans individually for the prevailing price as a commercially reasonable disposition of collateral subject to the applicable requirements of the UCC. The specification in this Section 14 of manners of disposition of collateral as being commercially reasonable shall not preclude the use of other commercially reasonable methods (as contemplated by the NY UCC) at the option of the Lender. Upon disposition of the Provider Loans and repayment in full to the Lender of all amounts owing hereunder plus the reasonable expenses incurred (including fees and expenses of its counsel), the Lender shall promptly remit any remaining proceeds to the Borrower or as required by law or as a court of competent jurisdiction shall direct.

                 Section 15. Indemnification and Expenses. (a) The Borrower agrees to hold the Lender harmless from and indemnifies the Lender against all liabilities, losses, damages, judgments, costs and expenses of any kind which may be imposed on, incurred by, or asserted against the Lender, whether relating to or arising out of, this Agreement, the Secured Note, or any transaction contemplated hereby or thereby, or any amendment, supplement or modification of, or any waiver or consent under or in respect of, this Agreement, the Secured Note, of any transaction contemplated hereby or thereby, that, in each case, results from anything other than the Lender's gross negligence or willful misconduct. In any suit, proceeding or action brought by the Lender in connection with any Provider Loan for any sum owing thereunder, or to enforce any provisions of any Provider Loan, the Borrower will save, indemnify and hold the Lender harmless from and against all expense, loss or damage suffered by reason of any defense, set-off, counterclaim, recoupment or reduction or liability whatsoever of the account debtor or obligor thereunder, arising out of a breach by the Borrower of any obligation thereunder or arising out of any other agreement, indebtedness or liability at any time owing to or in favor of such account debtor or obligor or its successors from the Borrower. The Borrower also agrees to reimburse the Lender for all its costs and expenses incurred in connection with the enforcement or the preservation of the Lender's rights under this Agreement, the Secured Note, or any transaction contemplated hereby or thereby, including without limitation the reasonable fees and disbursements of its counsel. The Borrower hereby acknowledges that, notwithstanding the fact that the Secured Note is secured by the Collateral, the obligation of the Borrower under the Secured Note is a recourse obligation of the Borrower.

                 (b) The Borrower agrees to pay as and when billed by the Lender all of the out-of-pocket costs and expenses incurred by the Lender in connection with the development, preparation and execution of, and any amendment, supplement or modification to, this Agreement, the Secured Note, or any other documents prepared in connection herewith or therewith. The Borrower agrees to pay as and when billed by the Lender all of the out-of-pocket costs and expenses incurred in connection with the consummation and administration of the transactions contemplated hereby and thereby including, without limitation,
(i) all the reasonable fees, disbursements and expenses of Lender's counsel, and (ii) all the reasonable due diligence, inspection, testing and review costs and expenses incurred by the Lender with respect to Provider Loans pledged as Collateral under this Agreement.

                 (c) The Borrower shall pay all necessary filing and recording and similar fees and all taxes and other expenses related to the actions referred to in Section 5(a)(xvi). In addition, if, under any law in effect on any date hereunder, or under any retroactive provision of any law subsequently enacted, it shall be determined that any federal, state or local tax is payable in respect of the issuance of the Secured Note, or in connection with the filing or recording of any assignments, mortgages, financing statements, or other documents (whether measured by the amount of indebtedness secured or otherwise) as contemplated by this Agreement, then the Borrower will indemnify the Lender against and hold it harmless from any loss or damage resulting from or arising out of the nonpayment or delay in payment of any such tax. If any such tax or taxes shall be assessed or levied against the Lender, the Lender may notify the Borrower and make immediate payment thereof, together with interest or penalties in connection therewith, and shall thereupon be entitled to and shall receive immediate reimbursement therefor from the Borrower. Notwithstanding any other provision contained in this Agreement, the covenants and agreements of the Borrower in this Section shall survive payment of the Notes and the termination of this Agreement.

                 (d) The Borrower's agreements in this Section 15 shall survive the payment in full of the Secured Note and the expiration or termination of this Agreement. The Borrower shall pay all necessary filing and recording and similar fees and all taxes and expenses related to the actions referred to in Section 5(a)(xvi).

                 Section 16. Power of Attorney. The Borrower hereby authorizes the Lender (without requiring the Lender), at the Borrower's expense, to file such financing statements or other statements relating to the Collateral without the Borrower's signature thereon as the Lender at its option may deem appropriate, and the Borrower hereby appoints the Lender as the Borrower's attorney-in-fact (without requiring the Lender) to execute any such financing statement or statements in the Borrower's name and to perform all other acts which the Lender deems appropriate to perfect and continue the security interest granted hereby and to protect, preserve and realize upon the Collateral, including, but not limited to, the right to endorse notes, complete blanks in documents and sign assignments on behalf of the Borrower as its attorney-in-fact. This Power of Attorney is coupled with an interest and is irrevocable without the Lender's consent. Notwithstanding the foregoing, the power of attorney hereby granted may be exercised only during the occurrence and continuance of any Event of Default hereunder.

                 Section 17. No Duty on Lender's Part. The powers conferred on the Lender hereunder are solely to protect the Lender's interests in the Collateral and shall not impose any duty upon it to exercise any such powers. The Lender shall be accountable only for amounts that it actually receives as a result of the exercise of such powers, and neither it nor any of its officers, directors, employees or agents shall be responsible to the Borrower for any act or failure to act hereunder, except for its or their own gross negligence or willful misconduct.

                 Section 18. Powers Coupled with an Interest. All authorizations and agencies herein contained with respect to the Collateral are irrevocable and are powers coupled with an interest.

                 Section 19. Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions herein, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

                 Section 20. Notices. All demands, notices and communications relating to this Agreement shall be in writing and shall be deemed to have been duly given when delivered to the other party or parties at the address shown below or such other address as may hereafter be furnished to the other party or parties by like notice.

                 If to the Borrower:

                         DVI Business Credit Corporation
                         4041 MacArthur Blvd.
                         Newport Beach, California 92660
                         Attention:  Anthony Turek
                         Telephone:  (714) 474-6100
                         Telecopy:   (714) 474-6199

                 If to the Lender:

                         Prudential Securities Realty Funding Corporation 130 John Street, 24th Floor
                         Treasury Department
                         New York, New York 10292
                         Attention:  Mr. William Horan
                         Telephone:  (212) 214-7310
                         Telecopy:  (212) 214-7535

                 With a copy to:

                         Prudential Securities Incorporated
                         One New York Plaza
                         12th Floor
                         Attention:  Jonathan Rochlin
                         Telephone:  (212) 778-7462
                         Telecopy:   (212) 778-7533

                 Section 21. Certain Definitions. The following capitalized terms are defined in the corresponding sections specified below:

                 "Advance"       - Section 1.

                 "Agreement" - Introductory Clause.

                 "Base Rate" - Section 1(g).

                 "Borrower" - Introductory Clause.

                 "Borrowing Base" - The respective Provider Loan Agreements.

                 "Collateral" - Section 4.

                 "Commitments" - The respective Provider Loan Agreements.

                 "Controlled Group" - Section 5(a)(xx)(B).

                 "Default" - Section 13.

                 "Eligible A/R" - The respective Provider Loan Agreements.

                 "ERISA" - Section 5(a)(xx)(A).

                 "Event of Default" - Section 13.

                 "Funding Date" - Section 1(i).

                 "Guarantee" - Section 2(a)(iv).

                 "Interest Payment Date" - Section 1(i).

                 "Lender" - Introductory Clause.

                 "Lender Account" - Section 1(c).

                 "Lender Account Notice" - Section 1(c).

                 "Maximum Loan" - The respective Provider Loan Agreements.

                 "NatWest" - Section 5(a)(xix).

                 "NCV" - The respective Provider Loan Agreements.

                 "Provider" - Recitals.

                 "Provider Loan" - Recitals.

                 "Provider Loan Documents" - Section 4.

                 "Provider Loan Schedule" - Section 2(a)(ii).

                 "Provider Lockbox Accounts" - Section 1(c).

                 "Receivables" - Recitals.

                 "Secured Note" - Section 1(j).

                 "Secured Obligations" - Section 4.

                 "Sweep Notice" - Section 1(d).

                 "Termination Date" - Section 1(b).

                 "UCC" - Section 1(c).

                 "Weekly Reconciliation Report" - Section 12(a)

                 Section 22. Section Headings. The paragraph headings used in this Agreement are for convenience of reference only and shall not affect the construction of this Agreement nor shall they be taken into consideration in the interpretation of this Agreement.

                 Section 23. No Waiver; Cumulative Remedies. The Lender shall not by any act (except by a written instrument pursuant to Section 11 hereof), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Event of Default or in any breach of any of the terms and conditions herein. No failure to exercise, nor any delay in exercising, on the part of the Lender, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Lender of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Lender would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any rights or remedies provided by law.

                 Section 24. Assignment. The Lender may but the Borrower may not assign its rights or delegate its obligations under this Agreement without the express written consent of the other party herefor.

                 Section 25. Counterparts. For the purpose of facilitating the execution of this Agreement and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which shall be deemed to be an original, and collectively, such counterparts shall constitute and be deemed to be one and the same instrument.

                 Section 26. Hypothecation or Pledge of Collateral. Nothing in this Agreement shall preclude the Lender from engaging in repurchase transactions with any of the Collateral or otherwise pledging, repledging, hypothecating, or rehypothecating any of the Provider Loans.

                 Section 27. Integration of Terms. This Agreement contains the entire agreement between the parties relating to the subject matter hereof and supersedes all oral statements and prior writings with respect thereto.

                 Section 28. Business Day. Business Day shall mean any day of the year other than (a) Saturday, Sunday or (b) any day on which banks are required, or authorized by law, to close in the State of New York or the State of California.

                 Section 29. Time. All times referred to in this Agreement shall be deemed to refer to New York City time.

                 SECTION 30. GOVERNING LAW; CONSENT TO JURISDICTION; AGREEMENT CONSTITUTES SECURITY AGREEMENT. (a) THIS AGREEMENT AND THE SECURED NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS (AS OPPOSED TO CONFLICT OF LAWS PROVISIONS) OF THE STATE OF NEW YORK, EXCEPT THAT THE VALIDITY OR PERFECTION OF THE INTERESTS OF THE LENDER IN THE COLLATERAL OR REMEDIES HEREUNDER OR THEREUNDER, IN RESPECT THEREOF, ARE GOVERNED BY THE LAWS OF THE STATE OF CALIFORNIA.

                 (b) THE LENDER AND THE BORROWER HEREBY SUBMIT TO THE NON-EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK AND THE UNITED STATES DISTRICT COURT LOCATED IN THE SOUTHERN DISTRICT OF NEW YORK, AND EACH WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS UPON IT AND CONSENTS THAT ALL SUCH SERVICE OF PROCESS BE MADE BY REGISTERED MAIL DIRECTED TO THE ADDRESS SET FORTH IN SECTION 21 HEREOF AND SERVICE SO MADE SHALL BE DEEMED TO BE COMPLETED FIVE DAYS AFTER THE SAME SHALL HAVE BEEN DEPOSITED IN THE U.S. MAILS, POSTAGE PREPAID. THE LENDER AND THE BORROWER EACH HEREBY WAIVE ANY OBJECTION BASED ON FORUM NON CONVENIENS, AND ANY OBJECTION TO VENUE OF ANY ACTION INSTITUTED HEREUNDER AND CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY THE COURT. NOTHING IN THIS SECTION SHALL AFFECT THE RIGHT OF EITHER THE LENDER OR THE BORROWER, AS THE CASE MAY BE, TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR AFFECT ITS RIGHT TO BRING ANY ACTION OR PROCEEDING AGAINST THE LENDER OR ITS PROPERTY OR BORROWER OR ITS PROPERTY IN THE COURT OF ANY OTHER JURISDICTION.

                 (c) THE LENDER AND THE BORROWER EACH HEREBY WAIVE ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE ARISING OUT OF, CONNECTED WITH, RELATED TO, OR IN CONNECTION WITH THIS AGREEMENT. INSTEAD, ANY DISPUTE RESOLVED IN COURT WILL BE RESOLVED IN A BENCH TRIAL WITHOUT A JURY.

                 (d) THIS AGREEMENT IS INTENDED BY THE PARTIES HERETO TO CONSTITUTE A SECURITY AGREEMENT WITHIN THE MEANING OF THE NEW YORK UCC.

                 IN WITNESS WHEREOF, the parties have executed this Agreement the day and year first above written.


LENDER:                                   PRUDENTIAL SECURITIES REALTY
                                          FUNDING CORPORATION


                                          By: /s/ William J. Horan
                                             __________________________
                                             Name:  William J. Horan
                                             Title: Treasurer


BORROWER:                                 DVI BUSINESS CREDIT CORPORATION


                                          By: /s/ Anthony J.Turek
                                             ___________________________
                                             Name:  Anthony J. Turek
                                             Title: Senior Vice President

                                                                       Exhibit A


                                  SECURED NOTE

$5,500,000
                                                                    June 7, 1995

                                                              New York, New York

                 FOR VALUE RECEIVED, DVI BUSINESS CREDIT CORPORATION, a Delaware corporation, whose address is 4041 MacArthur Blvd., Newport Beach, CA 92660, promises to pay to the order of PRUDENTIAL SECURITIES REALTY FUNDING CORPORATION, a Delaware corporation, whose address is 1220 N. Market Street, Wilmington, Delaware 19801 (the "Lender") on or before August 31, 1995, in lawful money of the United States of America, the lesser of (a) $5,500,000 and
(b) the outstanding principal amount of Advances (as defined in the Agreement) made by the Lender to the undersigned pursuant to the that certain Interim Loan and Security Agreement, dated as of June 7, 1995 (as amended or otherwise modified from time to time, the "Agreement"), by and between the Lender and the Borrower, plus interest thereon from the date of each such Advance at the rate set forth in the Agreement. All such payment obligations (whether in respect of the aggregate principal amount of outstanding Advances made, interest thereon, or other payment obligations of the Borrower under the Agreement) shall be made in lawful money of the United States of America, in immediately available funds, on the dates and in the amounts, specified in, or determined in accordance with, the Agreement.

                 It is intended that the rate of interest herein shall never exceed the maximum rate, if any, which may be legally charged on the loan evidenced by this Secured Note (the "Maximum Rate"), and if the provisions for interest contained in this Secured Note would result in a rate higher than the Maximum Rate, interest shall nevertheless be limited to the Maximum Rate, and any amounts which may be paid toward interest in excess of the Maximum Rate shall be applied to the reduction of principal, or, at the option of the Lender, returned to the Borrower.

                 All payments hereon shall be made, and all notices to the Lender required or authorized hereby shall be given, at the office of the Lender at the address designated in the Agreement, or to such other place as the Lender may from time to time direct by written notice to the Borrower. Payments remitted by the Borrower via wire transfer initiated after 4:00 p.m. New York City shall be deemed to be received on the next business day.

                 The Borrower agrees to pay all the Lender's costs of collection and enforcement (including reasonable attorneys' fees and disbursements of Lender's counsel) in respect of this Secured Note when incurred, including, without limitation, reasonable attorneys' fees through appellate proceedings.

                 Capitalized terms not otherwise defined herein shall have the respective meanings ascribed to them in the Agreement. Notwithstanding the pledge of the Collateral, the Borrower hereby acknowledges, admits and agrees that the Borrower's obligations under this Secured Note are recourse obligations of the Borrower to which the Borrower pledges its respective full faith and credit.

                 The Borrower, and any endorsers or guarantors hereof, (a) severally waive diligence, presentment, protest and demand and also notice of protest, demand, dishonor and nonpayments of this Secured Note, (b) expressly agree that this Secured Note, or any payment hereunder, may be extended from time to time, and consent to the acceptance of further Collateral, the release of any Collateral for this Secured Note, the release of any party primarily or secondarily liable hereon, and (c) expressly agree that it will not be necessary for the Lender, in order to enforce payment of this Secured Note, to first institute or exhaust the Lender's remedies against the Borrower or any other party liable hereon or against any Collateral for this Secured Note. No extension of time for the payment of this Secured Note, or any installment hereof, made by agreement by the Lender with any person now or hereafter liable for the payment of this Secured Note, shall affect the liability under this Secured Note of the Borrower, even if the Borrower is not a party to such agreement; provided, however, that the Lender and the Borrower, by written agreement between them, may affect the liability of the Borrower.

                 Any reference herein to the Lender shall be deemed to include and apply to every subsequent holder of this Secured Note.

                 Reference is made to the Agreement for provisions concerning mandatory principal repayments, Collateral, acceleration and other material terms affecting this Secured Note.

                 THIS SECURED NOTE SHALL BE GOVERNED BY AND CONSTRUED UNDER THE LAWS OF THE STATE OF NEW YORK (WITHOUT REFERENCE TO CHOICE OF LAW DOCTRINE), WHOSE LAWS THE BORROWER EXPRESSLY ELECTS TO APPLY TO THIS SECURED NOTE. THE BORROWER AGREES THAT ANY ACTION OR PROCEEDING BROUGHT TO ENFORCE OR ARISING OUT OF THIS SECURED NOTE MAY BE COMMENCED IN THE SUPREME COURT OF THE STATE OF NEW YORK, BOROUGH OF MANHATTAN, OR IN THE DISTRICT COURT OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF NEW YORK.

                 THE BORROWER AND THE HOLDER OF THIS SECURED NOTE EACH HEREBY WAIVE ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE ARISING OUT OF, CONNECTED WITH, RELATED TO, OR IN CONNECTION WITH THIS SECURED NOTE. INSTEAD, ANY DISPUTE RESOLVED IN COURT WILL BE RESOLVED IN A BENCH TRIAL WITHOUT A JURY.


                                          DVI BUSINESS CREDIT CORPORATION


                                          By:____________________________
                                             Name:
                                             Title:

                                                                     Exhibit B-1


                  NOTICE OF EXTENSION OF AGREEMENT NO. _______

Prudential Securities Realty Funding Corporation
130 John Street, 24th Floor
Treasury Department
New York, New York
Attention: Mr. William Horan
Telecopy: 212-214-7310
Confirmation: 212-214-7535

                 1. Pursuant to the Interim Loan and Security Agreement, dated as of June 7, 1995 (as amended from time to time, the "Agreement") , between you and DVI Business Credit Corporation (the "Borrower"), the undersigned Borrower hereby requests that the Termination Date under the Agreement be extended to [insert date].

The undersigned Borrower agrees that, upon acceptance by the Lender of this Notice of Extension of Agreement No. ___ by signing and dating the same below, the Borrower will be bound by the terms of the Agreement as amended by this Notice of Extension of Agreement in the manner set forth in this paragraph 1 and by the terms of the Secured Note as amended by Secured Note Endorsement No. ___ delivered herewith.

                 2. The undersigned Borrower hereby certifies that the following statements are true and correct on the date hereof and shall be true and correct on the date of the extension of the Termination Date requested herein, before and after giving effect thereto:

         A. Each of the representations and warranties contained in the Agreement are true and correct in all material respects; and

         B. No Default or Event of Default has occurred and is continuing, and no event that, with the passing of time or the giving of notice or both, would constitute a Default or Event of Default has occurred and is continuing.

                 3. Unless otherwise defined in this Notice of Extension of Agreement No. ___, terms defined in the Agreement shall have their defined meanings when used herein.

                 4. Except as expressly modified by this Notice of Extension of Agreement No. ___, the Agreement shall continue in Extension of Agreement No. full force and effect.





                                     B-1-1

                 5. The undersigned Borrower is delivering herewith to the Lender (a) Secured Note Endorsement No. ___ to the Secured Note, substantially in the form of Exhibit B-2 to the Agreement.

                 6. This Notice of Extension of Agreement No. ___ and the rights and obligations of the parties hereunder and under the Agreement as amended hereby shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York (without reference to choice of law doctrine).

                 IN WITNESS WHEREOF, the undersigned Borrower has caused this Notice of Extension of Agreement No. ___ to be executed and delivered by its proper and duly authorized officers as of the day and year first above written.

                                          DVI BUSINESS CREDIT CORPORATION



                                          By:____________________________
                                             Name:
                                             Title:

AGREED TO AND ACCEPTED:

PRUDENTIAL SECURITIES REALTY
  FUNDING CORPORATION



By:____________________________
   Name:
   Title:


Date:  _____________________


cc:      [depository of Lender Account]





                                     B-1-2

                                                                     Exhibit B-2


                                  SECURED NOTE
                              ENDORSEMENT NO. ___


                                                     [__________________, 199__]

                 The undersigned Borrower hereby agrees with PRUDENTIAL SECURITIES REALTY FUNDING CORPORATION (the "Lender") that the Secured Note of the Borrower, dated June __, 1995 as it may have been previously amended by endorsement, in the amount of [$______________], to which this Secured Note Endorsement No. ___ is attached, is hereby amended by changing the Termination Date referred to therein to [____________, 199__].

                 This Secured Note Endorsement No. ___ is given as a renewal, rearrangement and extension of the obligations of the borrower to the Lender under the Secured Note and is not given in substitution therefore or extinguishment thereof. The Borrower hereby authorizes the Lender to attach this Secured Note Endorsement No. ___ to the Secured Note.

Borrower:                                 DVI BUSINESS CREDIT CORPORATION


                                          By:___________________________
                                             Name:
                                             Title:


Lender:                                   PRUDENTIAL SECURITIES REALTY
                                          FUNDING CORPORATION


                                          By:___________________________
                                             Name:
                                             Title:





                                     B-2-1

                                                                       Exhibit C


                      [Letterhead of Counsel to Borrower]


                             [_____________, 199__]


Prudential Securities Realty Funding Corporation
130 John Street
New York, New York 10292

                 1. The Borrower is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware.

                 2. The Borrower has the corporate power and authority to enter into and perform the Agreement and the Note. No consent, license, permit, order, approval or authorization of, or registration, filing, or declaration with, or notice to, any federal or New York State governmental authority, bureau or agency is required in connection with the enforceability of each of the Agreement and the Note.

                 3. The execution and delivery by the Borrower of each of the Agreement and the Note, and the performance of its obligations thereunder, do not conflict with or result in a violation of the certificate of incorporation or by-laws of the Borrower.

                 4. Guarantor has been duly organized and is validly existing under the laws of the State of Delaware. The Guarantor has the corporate power and authority to enter into and perform its obligations under the Guarantee.

                 5. The execution and delivery by the Borrower and Guarantor, as applicable, of the Guarantee, the Agreement and the Note (the "Transaction Documents"), and the performance of their respective obligations thereunder, have been duly authorized by all requisite corporate action on the part of the Borrower and Guarantor, as applicable. The Transaction Documents are legal, valid and binding obligations of the Borrower and Guarantor, as applicable, enforceable against the Borrower and Guarantor, as applicable, in accordance with their respective terms.

                 6. The execution and delivery by Guarantor of the Guarantee, and the performance of its obligations thereunder, do not conflict with or result in a violation of Guarantor's Certificate of Incorporation or By-Laws.

                 7. No consent, license, permit, order, approval or authorization of, or registration, filing, or declaration with, or notice to, any federal or New York State governmental authority, bureau or agency is required in connection with the enforceability of the Guarantee.

                                                                       Exhibit D





                         NOTICE OF BORROWING NO. ______





Prudential Securities Realty Funding Corporation
130 John Street, 24th Floor
Treasury Department
New York, New York
Attention: Mr. William Horan
Telecopy: 212-214-7310
Confirmation: 212-214-7535

                 Pursuant to the Interim Loan and Security Agreement, dated as of June 7, 1995 (as amended from time to time, the "Agreement"), between you and DVI Business Credit Corporation (the "Borrower"), the undersigned Borrower hereby gives notice of its election to request an Advance and, in connection therewith, sets forth below the following information (all capitalized terms used herein shall have the meaning specified therefor in the Agreement):

                 1. The Advance is being made in respect of a Provider Loan [description of Provider Loan or Loans].

                 2. The principal amount of the requested Advance is [$__________].

                 3. The business day on which this Advance is to be made is [__________, 199__] (the "Funding Date"), two business days following the date hereof.

                 4. [Attached hereto is a copy of the Provider Loan Schedule (as defined in the Agreement) being submitted to the Lender in connection with the Advance requested hereby.]

                 5. Proceeds of the Advance should be disbursed to [bank account information].

                 The undersigned hereby certifies that the following statements are true and correct on the date hereof and shall be true and correct on the date of the Advance requested herein, before and after giving effect thereto:

A. Each of the representations and warranties contained in the Agreement are true and correct in all material respects; and

B. No Default or Event of Default has occurred and is continuing, and no event that, with the passing of time or the giving of notice or both, would constitute a Default or Event of Default has occurred and is continuing.

                                                 DVI BUSINESS CREDIT CORPORATION

                                                  By:___________________________
                                                      Name:
                                                      Title:

Date:               , 199__

                                                                       Exhibit E



                              NOTICE OF EXTENSION


                 Reference is made to the Interim Loan and Security Agreement, dated as of June 7, 1995 (as amended from time to time, the "Agreement"), between Prudential Securities Realty Funding Corporation (the "Lender" and DVI Business Credit Corporation (the "Borrower").

                 The Lender hereby notifies the Borrower pursuant to Section 1(b) of the Agreement that with respect to the Advance made on [_____________ __, 199__], the Lender hereby extends the Maturity Date of such Advance to [___________ __, 199__], on which date such Advance shall be due and payable.

                                                   PRUDENTIAL SECURITIES REALTY
                                                   FUNDING CORPORATION


                                                   By:________________________
                                                      Name:
                                                      Title:



Date:               , 199__


cc:      depository of Lender Account

                                                                       Exhibit F


                             LENDER ACCOUNT NOTICE

                                                                       Exhibit G


                              GUARANTEE OF DVI INC

                 Guarantee, dated as of June 7, 1995, by DVI Inc., a Delaware corporation (the "Guarantor"), in favor of Prudential Securities Realty Funding Corporation ("Lender").

                 WHEREAS, the Guarantor shall guarantee all present and future obligations and liabilities of all kinds of DVI Business Credit Corporation, a Delaware corporation ("Borrower") to Lender arising out of the Interim Loan and Security Agreement, dated as of June 7, 1995, (the "Agreement");

                 NOW, THEREFORE, the Guarantor agrees as follows.

                 1. Guarantee. To induce Lender to enter into an the Interim Loan Agreement, dated as of the date hereof with Borrower, the Guarantor unconditionally guarantees to Lender, its successors, endorsees, and permitted assigns, the prompt payment when due of all present and future obligations and liabilities of all kinds of Borrower to Lender arising out of the Interim Loan and Security Agreement (the "Obligations").

                 2. Absolute Guarantee. The Guarantor's obligations under this Guarantee shall not be affected by the genuineness, validity, regularity, or enforceability of the Obligations or of any instrument evidencing the Obligations, or by the existence, validity, enforceability, perfection, or extent of any collateral for the Obligations, or by any other circumstance relating to the Obligations which might otherwise constitute a discharge of or defense to this Guarantee. Lender makes no representation or warranty to the Guarantor regarding such matters, and has no duty or responsibility to disclose to the Guarantor any circumstances that may now or hereafter affect such matters. Lender shall not be obligated to file any claim relating to the Obligations if Borrower becomes subject to a bankruptcy, reorganization, or similar proceeding, and the failure of Lender so to file shall not affect the Guarantor's obligations hereunder. If any payment by Borrower to Lender on account of the Obligations is rescinded or must otherwise be returned for any reason whatsoever, the Guarantor shall remain liable hereunder for such obligations as if such payment had not been made. This is a guarantee of payment and not of collection and is the primary obligation of the Guarantor. The Lender may enforce this Guarantee against the Guarantor without prior enforcement of the Obligations against the Borrower.

                 3. Consents, Waivers, and Renewals. Lender may at any time and from time to time, either before or after the maturity thereof, without notice to or further consent of the Guarantor, extend the time of payment of, exchange, or surrender any collateral for, or renew, any of the Obligations, and may also make any agreement with Borrower or with any other individual or entity liable on any of the Obligations, or interested therein, for the extension, renewal, payment, compromise, discharge, or release thereof, in whole or in part, or for any modification of the terms thereof or of any agreement between Lender and Borrower or any such other individual or entity, without impairing or affecting this Guarantee. Lender may seek payment of any of the Obligations from the Guarantor, whether or not Lender shall have resorted to any collateral for the Obligations or shall have proceeded against Borrower or any other obliger principally or secondarily obligated for any of the Obligations.

                 4. Expenses. The Guarantor shall pay on demand all out-of-pocket expenses (including the reasonable fees and expenses of Lender's counsel) incurred in the enforcement or protection of the rights of Lender under this Guarantee, and any collateral for the Obligations shall secure such payment; provided, however, that the Guarantor shall not be liable for any expenses of Lender if no payment under this Guarantee is due.

                 5. No Subrogation. Notwithstanding any payment or payments made by the Guarantor hereunder, or any set-off or application of funds of the Guarantor by the Lender, the Guarantor waives any right that it may have to be subrogated to any of the rights of the Lender against the Borrower or against any collateral security or guarantee or right of offset held by the Lender for the payment of the Obligations or to otherwise seek reimbursement, indemnity or contribution or any other payment from the Borrower in respect of payments made by the Guarantor hereunder.

                 6. Continuing Guarantee. This Guarantee is absolute, unconditional, and irrevocable and shall remain in full force and effect and be binding upon the Guarantor and its successors and permitted assigns until all of the obligations have been satisfied in full. If any present or future Obligations are guaranteed by individuals or entities in addition to the Guarantor, the death, release, or discharge, in whole or part or the bankruptcy, liquidation, termination, or dissolution of one or more of them shall not discharge or affect the liabilities of the Guarantor hereunder.

                 7. No Waiver; Cumulative Rights. No failure on the part of Lender to exercise, and no delay in exercising, any right, remedy, or power under this Guarantee shall operate as a waiver thereto, nor shall any single or partial exercise by Lender of any right, remedy, or power hereunder preclude any other or future exercise of any right, remedy, or power. Each and every right, remedy, and power hereby granted to Lender or allowed it by law or other agreement shall be cumulative and not exclusive of any other, and may be exercised by Lender from time to time.

                 8. Waiver of Notice. Except as required otherwise herein, the Guarantor waives notice of the acceptance of this Guarantee, notice of the creation, renewal or accrual of any of the Obligations as notice or proof of reliance by the Lender upon this Guarantee, presentment to or demand of payment from anyone liable for any of the Obligations, notice of dishonor or non-payment, protest, diligence, suit, notice of any sale of any collateral for the obligations, notice of the taking of any action by Lender against Borrower, the Guarantor, or others, and all other notices that may otherwise be required by law.

                 9.       Representations and Warranties.

                 (a) The Guarantor is duly organized and validly existing under the law of the State of Delaware and has full corporate power and authority to execute, deliver, and perform this Guarantee.

                 (b) The execution, delivery, and performance of this Guarantee have been and remain duly authorized by all necessary corporate action and do not contravene any provision of the Guarantor's charter or by-laws, as amended to date, or any law, regulation, rule, decree, order, judgment, or contractual restriction binding on the Guarantor or its assets.

                 (c) All consents, licenses, authorizations, and approvals of, and registrations and declarations with, any governmental authority or regulatory body necessary for the due execution, delivery, and performance of this Guarantee have been obtained and remain in full force and effect and all conditions thereof have been duly complied with, and no other action by, and no notice to or filing with, any governmental authority or regulatory body is required in connection with the execution, delivery, or performance of this Guarantee.

                 (d) This Guarantee constitutes the legal, valid, and binding obligation of the Guarantor and is enforceable against the Guarantor in accordance with its terms, subject as to enforceability to bankruptcy, insolvency, reorganization, moratorium, conservatorship, receivership, and other laws of general applicability relating to or affecting creditors, rights generally and to equitable principles of general application.

                 (e) No consent or approval of any person (including, without limitation, stockholders of the Guarantor), no consent or approval of any landlord or mortgagee, no waiver of any lien or right of distraint or other similar right and no consent, license, approval, authorization or declaration of, any governmental authority, bureau or agency is or will be required in connection with the execution, delivery, performance, validity, enforcement or priority of this Guaranty, or any other agreements, instruments or documents to be executed or delivered pursuant hereto or thereto.

                 (f) The execution and delivery by the Guarantor of this Agreement and the performance by it hereunder will not violate any provision of law and will not conflict with or result in a breach of any order, writ, injunction, ordinance, resolution, decree or other similar document or instrument of any court or governmental authority, bureau or agency, domestic or foreign, or any certificate of incorporation or by-laws of the Guarantor, or create (with or without the giving of notice or lapse of time, or both) a default under or breach of any agreement, bond, note or indenture to which the Guarantor is a party, or by which it is bound or any of its properties or assets is affected, or result in the imposition of any lien of any nature whatsoever upon any of the properties or assets owned by or used in connection with the business of the Guarantor.

                 (g) Neither the Guarantor nor any affiliate of the Guarantor is in default under any agreement, ordinance, resolution, decree, bond, note, indenture, order or judgment to which it is a party or by which it is bound, or any other agreement or other instrument by which any of the properties or assets owned by it could or used in the conduct of its business is affected, which default could have a material adverse effect on the business, operations, financial condition or properties of the Guarantor or any affiliate or in the ability of the Guarantor to perform its obligations under this Agreement. The Guarantor and each affiliate has complied and is in compliance in all respects with all applicable laws, ordinances and regulations, resolutions, ordinances, decrees and other similar documents and instruments domestic and foreign and the regulations issued thereunder, non-compliance with which could have a material adverse effect on the business, operations, financial condition or properties of the Guarantor or on the ability of the Guarantor to perform its obligations under this Agreement.

                 (h) There is no action, preceding or investigation pending or, to the best of its knowledge, threatened against the Guarantor before any court, administrative agency or other tribunal (i) asserting the invalidity of this Guarantee, (ii) seeking to prevent the consummation of any of the transactions contemplated by this Guarantee or the performance by the Guarantor of its obligations under, or the validity or enforceability of the Guarantee.

                 10. Assignment. The Guarantor may not assign its rights, interests, or obligations under this Guarantee to any other person without the prior written consent of Lender.

                 11. GOVERNING LAW. THIS GUARANTEE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS (AS OPPOSED TO CONFLICT OF LAW PROVISIONS) OF THE STATE OF NEW YORK.

                 THE LENDER AND THE BORROWER HEREBY SUBMIT TO THE NON-EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK AND THE UNITED STATES DISTRICT COURT LOCATED IN THE SOUTHERN DISTRICT OF NEW YORK, AND EACH WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS UPON IT AND CONSENTS THAT ALL SUCH SERVICE OF PROCESS BE MADE BY REGISTERED MAIL DIRECTED TO THE ADDRESS SET FORTH IN SECTION 21 HEREOF AND SERVICE SO MADE SHALL BE DEEMED TO BE COMPLETED FIVE DAYS AFTER THE SAME SHALL HAVE BEEN DEPOSITED IN THE U.S. MAILS, POSTAGE PREPAID. THE LENDER AND THE BORROWER EACH HEREBY WAIVE ANY OBJECTION BASED ON FORUM NON CONVENIENS, AND ANY OBJECTION TO VENUE OF ANY ACTION INSTITUTED HEREUNDER AND CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY THE COURT. NOTHING IN THIS SECTION SHALL AFFECT THE RIGHT OF EITHER THE LENDER OR THE BORROWER, AS THE CASE MAY BE, TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR AFFECT ITS RIGHT TO BRING ANY ACTION OR PROCEEDING AGAINST THE LENDER OR ITS PROPERTY OR BORROWER OR ITS PROPERTY IN THE COURT OF ANY OTHER JURISDICTION.

                 THE LENDER AND THE BORROWER EACH HEREBY WAIVE ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE ARISING OUT OF, CONNECTED WITH, RELATED TO, OR IN CONNECTION WITH THIS AGREEMENT. INSTEAD, ANY DISPUTE RESOLVED IN COURT WILL BE RESOLVED IN A BENCH TRIAL WITHOUT A JURY.

                 12. Notices; Payments. (a) Any notice or communication to the Guarantor in respect of this Guarantee shall be sufficiently given if in writing and delivered in person or sent by certified or registered mail or the equivalent (with return receipt requested), by courier, or by facsimile addressed to the following:

                            DVI Inc.
                            500 Hyde Park
                            Doylestown, Pennsylvania  18901
                            Attention:  Anthony Turek
                            Telephone:  (215) 230-2906
                            Telecopy:   (215) 230-3940

Any such notice or communication shall specifically identify the amounts to which this Guarantee relates, and shall be sufficiently given only upon actual receipt by the Guarantor. Any notice or communication by the Guarantor to Lender in respect of this Guarantee shall be sufficiently given if in writing and delivered in the manner provided in the Interim Loan and Security Agreement.

                 (b) all payments made by the Guarantor under or by virtue of this Guarantee shall be paid to the Lender at such place as shall be specified from time to time under the Agreement or as the Lender may specify to the Guarantor.

                 13. This Guaranty shall be binding upon the Guarantor and its successors and assigns, and shall inure to the benefit of the Lender and its successors and assigns; provided, however, that the Guarantor shall not be entitled to assign or delegate any of its rights or obligations under this Guaranty without the prior consent of the Lender, and any purported assignment in the absence of such consent all be void. This Guaranty embodies the entire agreement and understanding between the Lender and the Guarantor relating to the subject matter hereof and supersedes all prior agreements and understandings relating to the subject matter hereof.

                 14. (a) The provisions of this Guaranty are severable, and in an action or proceeding involving any state or federal bankruptcy, insolvency or other law affecting the rights of creditors generally:

                 (i) If any clause or provision shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision, or part thereof, in such jurisdiction and shall not in any manner affect such clause or provision in any other jurisdiction, or any other clause or provision in this Guaranty in any jurisdiction, or any other clause or provision in this Guaranty in any jurisdiction.

                 (ii) If the guaranty hereunder by the Guarantor would be held or determined to be void, invalid or unenforceable on account of the amount of the Guarantor's aggregate liability under this Guaranty, then, notwithstanding any other provision of this Guaranty to the contrary, the aggregate amount of such liability shall, without any further action by any of the Lender, the Guarantor or any other person, be automatically limited and reduced to the highest amount that is valid and enforceable as determined in such action or proceeding, which (without limiting the generality of the foregoing) may be an amount that is not greater than the greater of:

                          (A) the fair consideration actually received by the Guarantor under the terms of and as a result of the Agreement and any and all predecessor credit agreements which the Agreement amends and restates (including, without limiting the generality of the foregoing, and to the extent not inconsistent with applicable federal and state laws affecting the enforceability of guaranties, investments made in, and capital contributions or advances made to, the Guarantor by the Borrower with the proceeds of any credit extended under the Agreement whether or not any such investments, capital contributions or advances were direct or indirect, and the release of the Guarantor from its obligations under any other guaranty or collateral security documents, or both) in exchange for its guaranty of the Obligations; and

                          (B) the excess of: (1) the amount of the fair saleable value of the consolidated assets of the Guarantor as of the date of this Guaranty as determined in accordance with applicable federal and state laws governing determinations of the insolvency of debtors as in effect on the date hereof, over (2) the amount of all consolidated liabilities of the Guarantor as of the date of this Guaranty, also as determined on the basis of applicable federal and state laws governing the insolvency of debtors as in effect on the date hereof.

                 (b) If any other guaranty by any one or more other guarantors of the Guaranteed Obligations is held or determined to be void, invalid or unenforceable, in whole or in part, such holding or determination shall not impair or affect the validity and enforceability of:

                 (i) the guaranty hereunder by the Guarantor, which shall continue in full force and effect in accordance with its terms; or

                 (ii) any clause or provision not void, invalid or unenforceable.

                 IN WITNESS WHEREOF, this Guarantee has been duly executed and delivered by the Guarantor to Lender as of the date first above written.

                                                   DVI INC.

                                                   By:__________________________
                                                      Name:
                                                      Title:

                                                                       Exhibit H


                          WEEKLY RECONCILIATION REPORT


Prudential Securities Realty Funding Corporation
130 John Street, 24th Floor
Treasury Department
New York, New York
Attention: Mr. William Horan
Telecopy: 212-214-7310
Confirmation: 212-214-7535

                 Pursuant to the Interim Loan and Security Agreement, dated as of June 7, 1995 (as amended from time to time, the "Agreement"), between you and DVI Business Credit Corporation (the "Borrower"), the undersigned Borrower sets forth below the following information for the week ending __ __ __ (all capitalized terms used herein shall have the meaning specified therefor in the Agreement):

                              Beginning
                             Balance in          Deposits to        Withdrawals from    Ending Balance in
                           Lender Account       Lender Account       Lender Account      Lender Account
 Day 1
     [Provider Name]
     [Provider Name]
     [Provider Name]
     [Provider Name]
     [Provider Name]
     [Provider Name]

 Day 2
     [Provider Name]
     [Provider Name]
     [Provider Name]
     [Provider Name]
     [Provider Name]
     [Provider Name]

 Day 3
     [Provider Name]
     [Provider Name]
     [Provider Name]
     [Provider Name]
     [Provider Name]
     [Provider Name]

                              Beginning
                             Balance in          Deposits to        Withdrawals from    Ending Balance in
                           Lender Account       Lender Account       Lender Account      Lender Account
 Day 4
     [Provider Name]
     [Provider Name]
     [Provider Name]
     [Provider Name]
     [Provider Name]
     [Provider Name]

 Day 5
     [Provider Name]
     [Provider Name]
     [Provider Name]
     [Provider Name]
     [Provider Name]
     [Provider Name]

                 The undersigned hereby certifies that the following statements are true and correct on the date hereof:

A. Each of the representations and warranties contained in the Agreement are true and correct in all material respects; and

B. No Default or Event of Default has occurred and is continuing, and no event that, with the passing of time or the giving of notice or both, would constitute a Default or Event of Default has occurred and is continuing.

                                                 DVI BUSINESS CREDIT CORPORATION

                                                 By:___________________________
                                                     Name:
                                                     Title:

Date:                , 199__

cc:      Mitch Harris
         Asset Backed Operations
         One New York Plaza
         12th Floor
         Telecopy:  212-778-7533
         Confirmation:  212-778-7085

                                                                      Schedule 1


                             Provider Loan Schedule


                        [To be Delivered by the Borrower
                         Pursuant to Section 2(a)(ii)]

                                                                      Schedule 2


                        Borrower Recordings and Filings

                                 [To be added]

                                                                      Schedule 3


                            Provider Loan Documents

                                 [To be added]